UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2015

The Medicines Company

(Exact name of registrant as specified in charter)

Delaware	000-31191	04-3324394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 290-6000

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 6, 2015, The Medicines Company (the “Company”) announced its intention to offer $300 million aggregate principal amount of convertible senior notes due 2022, subject to market conditions and other factors.  The notes are to be offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.  The notes will be convertible, upon certain conditions, into cash up to their principal amount and, with respect to any excess conversion value, shares of the Company’s common stock.  The interest rate, conversion rate, offering price, redemption rights and other terms will be determined by negotiations among the Company and the initial purchasers of the notes.  The Company also expects to grant to the initial purchasers a 30-day option to purchase up to an additional $45 million aggregate principal amount of the notes.

The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Safe Harbor

Statements contained in this Form 8-K about The Medicines Company that are not purely historical, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.  Without limiting the foregoing, the words “intention” and “expects” and similar expressions are intended to identify forward-looking statements.  These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s intentions with respect to the offering of notes to be materially different from those expressed or implied by these forward-looking statements.  Important factors that may cause or contribute to such differences include market conditions, whether or not the Company will consummate the offering, the anticipated terms of the notes and such other factors as are set forth in the risk factors detailed from time to time in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission including, without limitation, the risk factors detailed in the Company’s Quarterly Report on Form 10-Q filed on November 7, 2014, which are incorporated herein by reference.  The Company specifically disclaims any obligation to update these forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

99.1                        Press release dated January 6, 2015 entitled “The Medicines Company Announces Intention to Offer $300 Million of Convertible Notes”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2015	THE MEDICINES COMPANY

	By:	/s/ Stephen M. Rodin
	Name:	Stephen M. Rodin
	Title:	Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 6, 2015 entitled “The Medicines Company Announces Intention to Offer $300 Million of Convertible Notes”